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                                                                   EXHIBIT 10(b)

                                 AMENDMENT NO. 2
                                     TO THE
                              AMENDED AND RESTATED
                       LIMITED LIABILITY COMPANY AGREEMENT
                                 OF ARMKEL, LLC

      This AMENDMENT NO. 2 (this "Amendment") to the Amended and Restated Limited Liability Company of Armkel, LLC (the "Company"), dated August 27, 2001 (the "LLC Agreement"), is made effective as of September 24, 2001, by and between Church & Dwight Co., Inc., a Delaware corporation ("C&D") and Kelso Protection Venture, LLC, a Delaware limited liability company (the "Kelso Member"), as the members of the Company (the "Members").

                                    RECITALS

      WHEREAS, the Members are party to the LLC Agreement governing the operation and management of the Company; and

      WHEREAS, the Members desire to amend the LLC Agreement as set forth herein.

      NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Members hereby agree as follows:

      Section 1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the LLC Agreement.

      Section 2. Amendment to LLC Agreement. Upon execution of this Amendment, the LLC Agreement is hereby amended as follows.

      (a) Section 7.1(a) of the LLC Agreement is hereby deleted in its entirety and replaced with the following:

            "(a) Net Losses shall be allocated among the Members as follows:

      First, to the Members in a manner that corresponds, in reverse chronological order, to the allocations of Net Profits previously made, without duplication, pursuant to Section 7.1(b);

                  (ii) Second, to the Members in accordance with Equity Interests Percentages until the aggregate amount of Net Losses allocated to the Members pursuant to this Section 7.1(a)(ii) for the current and all previous Fiscal Years equals $10,000,000;

                  (iii) Third, to C&D until C&D's Adjusted Capital Account balance has been reduced to zero;

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                  (iv) Fourth, to the Kelso Member until the Kelso Member's
Adjusted Capital Account balance has been reduced to zero; and

                  (v) Fifth, the balance of any Net Losses to all Members in accordance with their Equity Interests Percentage;"

      Section 3. No Other Changes. Except as expressly amended hereby, the LLC Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. From and after the date on which this Amendment becomes effective, the terms "Agreement," "this Agreement," "herein," "hereinafter," "hereto," and words of similar import used in the LLC Agreement shall, unless the context otherwise requires, mean and refer to the LLC Agreement as amended hereby.

      Section 4. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THE PARTIES SUBJECT HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OR ANY OTHER RULE, PRINCIPLE OR LAW THAT WOULD MAKE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE APPLICABLE HERETO.

      Section 5. Severability. The invalidity or unenforceability of any provision of this Amendment in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Amendment in such jurisdiction or the validity, legality or enforceability of this Amendment, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

      Section 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Amendment.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, each Member has duly executed this Agreement as of the day first above written.

                                               CHURCH & DWIGHT CO., INC.

                                               By: /s/ Zvi Eiref
                                                   -----------------------------
                                                   Name:  Zvi Eiref
                                                   Title: Vice President


                                               KELSO PROTECTION VENTURE, LLC

                                               By:  /s/ Philip E. Berney
                                                    ----------------------------
                                                    Name:  Philip E. Berney
                                                    Title: Vice President